SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


                      Registrant, State of Incorporation,       I.R.S Employer
Commission File No.      Address, and Telephone Number        Identification No.
-------------------   -----------------------------------     ------------------

      1-15467                Vectren Corporation                  35-2086905
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000

      1-16739          Vectren Utility Holdings, Inc.             35-2104850
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Vectren   Corporation   (the  Company)  is  participating  in  an  American  Gas
Association Financial Forum on May 3, 2005 in New Orleans, LA. Company executives will make a presentation that includes operating results for the three month period ended March 31, 2005 as well as other financial information. A copy of the slide presentation is furnished as Exhibit 99.1.

Vectren  Corporation is the parent  Company of Vectren  Utility  Holdings,  Inc.
(VUHI). VUHI serves as the intermediate holding company of the Company's three operating public utilities.

In accordance with SEC Release No. 33-8176, this information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VECTREN CORPORATION
                                          VECTREN UTILITY HOLDINGS, INC.

May 2, 2005


                                          By:  /s/ M. Susan Hardwick
                                          --------------------------------------
                                          M. Susan Hardwick
                                          Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 7.01:



  Exhibit
   Number      Description
  -------      -----------

   99.1 Vectren Corporation's slide presentation to the American Gas Association to be given on May 3, 2005 in New Orleans, LA.


   99.2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995